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                                                                   Exhibit 10.49


                               AMENDMENT NO. 4 TO
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of January 1, 2000 and is entered into by and between Bank of America, N.A. ("Lender") (formerly known as Bank of America National Trust and Savings Association which was the successor-in-interest to BankAmerica Business Credit, Inc.) and Paradyne Corporation ("Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).


                                   WITNESSETH


         WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of July 31, 1996, as amended and supplemented (the "Agreement"); and

         WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

         SECTION 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

                  A. Amendment to Section 1. The definition of "Availability" contained in Section 1 of the Agreement is amended by deleting the words "Thirty-Five Million Dollars ($35,000,000)" and inserting in lieu thereof the words "Thirty Million Dollars ($30,000,000)".

                  B. Amendment to Section 1. The definition of "Stated Termination Date" contained in Section 1 of the Agreement is amended in its entirety to read as follows:

                     "Stated Termination Date' means January 31, 2001."

                  C. Amendment to Section 1. Section 1 of the Agreement is amended to add the following definitions:

                     "'Borrowing Base' means at any time the lesser of: (a) the amount of Thirty Million Dollars ($30,000,000") or (b) the sum of: (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts, and (ii) the least of: a) $6,000,000; b) forty percent (40%) of the value of Eligible Inventory; and c) the amount of the M&E Appraisal Less: (a) the Base Reserve Amount; (b) the amount, if any, by which the Reserve Calculation Amount exceeds eighty percent (80%) of the M&E Appraisal; (c) the ACH Settlement Risk Reserve;




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                  and (d) all other reserves which the Lender in its reasonable discretion deems necessary or desirable to maintain with respect to the Borrower's account, including, without limitation, any amounts which the Lender may be obligated to pay in the future for the account of the Borrower, and any tax or other reserve relating to the Canadian Guaranty or any Canadian Collateral.

                          "Revolver Outstandings means, at the time of
                  determination, the sum of the Revolving Loans outstanding and the face amount of all issued and outstanding Letters of Credit."

                  D. Amendment to Section 2. The first sentence of Section 2.1 of the Agreement is amended to read as follows:

                          "Subject to all of the terms and conditions of this
                  Agreement, the Lender shall make available a total credit facility of up to $30,000,000 (the "Total Facility") for Borrower's use from time to time during the term of this Agreement."

                  E. Amendment to Section 3. Section 3.3 of the Agreement is amended in its entirety to read as follows:

                          "Unused Line Fee. For every month during the term of
                  this Agreement, the Borrower shall pay the Lender a fee (the "Unused Line Fee") in an amount equal to one-quarter of one percent (0.25%) per annum multiplied by the average daily amount by which $30,000,000 exceeded the sum of (a) the average daily outstanding amount of Revolving Loans and (b) the average daily undrawn face amount of all outstanding Letters of Credit during such month, with the unpaid balance of Revolving Loans calculated for this purpose by applying payments immediately upon receipt. The Unused Line Fee, if any, shall be calculated on the basis of a year of three hundred sixty (360) days and actual days elapsed and shall be payable to the Lender on the first day of each month with respect to the prior month."

                  F. Amendment to Section 7. Section 7.2 of the Agreement is amended by deleting the amount "$100,000" which appears in the third sentence from the end of the section and inserting in lieu thereof the amount "$250,000".

                  G. Amendment to Section 7. The second sentence of Section 7.3(b) of the Agreement is amended to read as follows:

                          "The Borrower covenants and agrees that neither it nor
                  Paradyne Canada will maintain any Collateral having a value in excess of $250,000 in the aggregate or Canadian Collateral having a value in excess of $250,000 in the aggregate at any location other than those listed on Schedule 7.3, and neither it nor Paradyne Canada will otherwise change or add to any of such locations, unless the Borrower gives the Lender at least 30 days' prior written notice thereof and the Borrower or Paradyne Canada executes any and all financing




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                  statements and other documents that the Lender requests in connection therewith."

                  H. Amendment to Section 7. Section 7.5 of the Agreement is amended in its entirety to read as follows:

                          "Appraisals. Whenever a Default or Event of Default
                  exists, and at such other times (but not more frequently than once a year) when the Revolver Outstandings at any time during the prior 12 months exceeded $15,000,000, the Borrower shall, and shall cause Paradyne Canada to, at the Borrower's expense and upon the Lender's request, provide the Lender with appraisals or updates thereof, including, without limitation, M&E Appraisals, of any or all of the collateral and the Canadian Collateral from an appraiser acceptable to the Lender in its sole discretion."

                  I. Amendment to Section 7. The first sentence of Section 7.8 of the Agreement is amended to read as follows:

                          "Collateral Reporting. The Borrower will provide the
                  Lender with, and will cause Paradyne Canada to provide the Lender with, the following documents at the following times in form satisfactory to the Lender: (a) (i) monthly in the event the Revolver Outstandings are ever less than $10,000,000 and the Revolver Outstandings are less than fifty percent (50%) of the Borrowing Base, or (ii) twice a month in the event the Revolver Outstandings are ever greater than $10,000,000 (but not greater than $15,000,000) or the Revolver Outstandings ever exceed fifty percent (50%) of the Borrowing Base, or
                  (iii) at all other times at least three times a week, the following: a schedule of credit memos and reports, a schedule of collections of accounts receivable, a schedule of Accounts created since the last such schedule and a report of the inventory balance (by location and major categories) based on the perpetual inventory reports as of the latest fiscal month end; (b) upon request, copies of invoices, credit memos, shipping and delivery documents; (c) monthly agings of accounts receivable no later than the 10th business day of the following month; (d) monthly inventory reports by category no later than the 10th business day of the following month; (e) monthly agings of accounts payable no later than the 10th business day of the following month; (f) upon request, copies of purchase orders, invoices, and delivery documents for Inventory and Equipment acquired by the Borrower; (g) such other reports as to the Collateral and the Canadian Collateral as the Lender shall request from time to time; and (h) certificates of an officer of the Borrower or Paradyne Canada certifying as to the foregoing."

                  J. Amendment to Section 7. Sections 7.9(b), 7.9(d) and 7.9(e) of the Agreement are amended by deleting the amount "$100,000" wherever it appears and inserting in lieu thereof the amount "$250,000".




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                  K. Amendment to Section 7. The fist, second, third and fourth sentences of Section 7.10 of the Agreement are deleted and in lieu thereof the following inserted:

                  "The Borrower shall immediately, upon receipt thereof, deposit all proceeds of the Collateral (including all payments received in connection with the Accounts) into a Payment Account, which Payment Account shall be subject to the terms of a blocked accounts agreement, on terms acceptable to Lender, between the Borrower, the Lender and the bank. In the event the Revolver Outstandings are at any time equal to or greater than $15,000,000 or the Availability is less than fifty percent (50%) of the Borrowing Base ("Triggering Events"), the Borrower's right to withdraw funds from the Payment Account shall terminate and only the Lender shall have right to withdraw funds from the Payment Account. The Borrower authorizes the Lender to notify the bank at which the Payment Account is located upon the happening of a Triggering Event that all funds deposited into the Payment Account are subject solely to the direction of the Lender. In the event that Availability is less than $2,000,000 or at any other time as the Lender in its sole discretion shall determine, the Borrower agrees, at the request of the Lender, to cause Paradyne Canada to deliver all collection of Canadian Collateral into a bank account subject to the terms of a blocked account agreement acceptable to the Lender."

                  L. Amendment to Section 8. Section 8.2(c) of the Agreement is amended in its entirety to read as follows:

                          "(c) With each of the annual audited Financial
                  Statements delivered pursuant to Section 8.2(a) and each of the unaudited Financial Statements delivered pursuant to
                  Section 8.2(b) at the end of the month succeeding the close of each fiscal quarter, a certificate of the chief executive or chief financial officer of the Borrower (i) stating that, except as explained in reasonable detail in such certificate, no Default or Event of Default then exists or existed during the period covered by such Financial Statements and (ii) if such certificate relates to annual audited Financial Statements, describing and analyzing in reasonable detail all material trends, changes and developments in such Financial Statements, and (iii) if such certificate relates to a fiscal month which is the last month of a fiscal quarter, setting forth in reasonable detail the calculations required to establish the Borrower's Fixed Charge Coverage Ratio during such fiscal quarter. Notwithstanding the foregoing no certificate shall be required for the first and third quarter if the Revolver Outstandings were as of the end of such quarter less than $15,000,000. In addition to the foregoing, the certificate which is delivered in connection with the annual audited Financial Statements and the fiscal quarter ending on June 30 shall state that, except as explained in reasonable detail in such certificate, all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete as of the date of the certificate as if made at such time. If such certificate discloses that a




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                  representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto."

                  M. Amendment to Section 8. Section 8.2(e) of the Agreement is amended by deleting the words "30 days" and inserting in lieu thereof the words "90 days".

                  N. Amendment to Section 10. Section 10.10 of the Agreement is amended by deleting the amount "$500,000" and inserting in lieu thereof the following "$2,000,000, provided, however, Borrower shall give written notice to Lender of such Guarantees."

         SECTION 2. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  A. Amendment. Fully executed copies of this Amendment signed by the Borrower and a ratification signed by the Guarantor shall be delivered to Lender.

                  B. Resolution. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying that the Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Borrower of the Amendment shall be delivered to Lender.

                  C. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.

         SECTION 3. Miscellaneous.

                  A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

                  B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.




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                  D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

                  G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  I. Expenses. The Borrower agrees to pay a legal documentation fee of $1,500, which Borrower authorizes Lender to charge to Borrower's Loan Account.

                  J. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.


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         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                                               PARADYNE CORPORATION

                                               By: /s/ Patrick Murphy
                                               ------------------------------
                                               Name:   Patrick Murphy
                                               Title:  Chief Financial Officer


                                               BANK OF AMERICA, N.A.

                                               By: /s/ Gary Whitaker
                                               ------------------------------
                                               Name:   Gary Whitaker
                                               Title:  Vice President

















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                           CONSENTS AND REAFFIRMATIONS

         The undersigned hereby consents to the terms and conditions of that Amendment No. 4 to Loan and Security Agreement dated as of January 1, 2000, between Paradyne Corporation and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) ("Creditor") and reaffirms its obligations under a Guaranty dated as of July 31, 1996 (the "Guaranty") made by the undersigned in favor of the Creditor and acknowledges and agrees that the Guaranty remains in full force and effect.

         Dated as of January 1, 2000.

                                               PARADYNE CANADA, LTD.

                                               By: /s/ [ILLEGIBLE]
                                               ------------------------------
                                               Name:
                                               Title:



















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                              PARADYNE CORPORATION

                             SECRETARY'S CERTIFICATE

         The undersigned, Secretary of Paradyne Corporation, a corporation organized under the laws of the state of Delaware, hereby certifies that by action of the Board or Directors of Paradyne Corporation, the following resolutions were adopted by unanimous written consent of all of the Directors of the Company. Said resolutions were adopted as of January 12, 2000 and remain in full force and effect as of the date of this certificate.

                  NOW, THEREFORE, BE IT RESOLVED, that this Company shall enter into an Amendment No. 4 to its Loan and Security Agreement with Bank of America, N.A. (formerly Bank of America National Trust and Savings Association), and

                  RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed to execute and deliver on behalf of this Company such amendments and documents and to perform such acts and make such filings as may be deemed necessary or advisable to implement the foregoing resolution.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of said Paradyne Corporation, this 12 day of January 2000.



                                               /s/ [ILLEGIBLE]
                                               ------------------------------
(SEAL)                                                   Secretary

















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